Contingent liabilities and legal proceedings	12 Months Ended
Mar. 31, 2023
Contingent liabilities and legal proceedings
Contingent liabilities and legal proceedings

29. Contingent liabilities and legal proceedings

Contingent liabilities are potential future cash outflows, where the likelihood of payment is considered more than remote, but is not considered probable or cannot be measured reliably.

	2023	2022
	€m	€m
Performance bonds[1]	504	430
Other guarantees[2]	2,877	2,436

Notes:

1	Performance bonds require the Group to make payments to third parties in the event that the Group does not perform what is expected of it under the terms of any related contracts or commercial arrangements.
2	Other guarantees principally comprise Vodafone Group Plc’s guarantee of the Group’s 50% share of a US$3.5 billion loan facility (2022: US$3.5 billion loan facility), which forms part of the Group’s overall joint venture investment in TPG Telecom Ltd. The Group’s share of these loan balances is included in the net investment in joint venture (see note 12 ‘Investments in associates and joint arrangements’). Other guarantees also include a secondary pledge of INR42.5 billion (2022: INR42.5 billion) over shares owned by Vodafone Group in Indus Towers to the value of €476 million (2022: €504 million). See page 197. Certain ongoing tax litigations include guarantee arrangements, principally €267 million in relation to the Netherlands tax case (refer to legal proceedings section below).

UK pension schemes

The Group’s main defined benefit plan is the Vodafone UK Group Pension Scheme (‘Vodafone UK plan’) which has two segregated sections, the Vodafone Section and the CWW Section, as detailed in note 25 ‘Post employment benefits’.

The Group has covenanted to provide security in favour of both the Vodafone Section and CWW Section when they are in a deficit position. The deficit is measured on a prescribed basis agreed between the Group and trustee, which differs from the accounting basis reported in note 25 ‘Post employment benefits’. The Group provides surety bonds as the security.

The level of the security has varied since inception in line with the movement in the Vodafone UK plan deficit. Due to the improved funding position of the Plan the level of security has reduced over the year. As at 31 March 2023 the Vodafone UK plan retains security over €114 million (notional value) for the Vodafone Section and no security is currently required for the CWW Section. The security may be substituted either on a voluntary or mandatory basis. The Company has also provided two guarantees to the Vodafone Section of the Vodafone UK plan for a combined value up to €1.42 billion to provide security over the deficit under certain defined circumstances, including insolvency of the employers. The Company has also agreed a similar guarantee of up to €1.42 billion for the CWW Section.

29. Contingent liabilities and legal proceedings (continued)

An additional smaller UK defined benefit plan, the THUS Plc Group Scheme, has a guarantee from the Company for up to €114 million.

Vodafone Idea

As part of the agreement to merge Vodafone India and Idea Cellular in 2017, the parties agreed a mechanism for payments between the Group and Vodafone Idea Limited (‘VIL’) pursuant to the difference between the crystallisation of certain identified contingent liabilities in relation to legal, regulatory, tax and other matters, and refunds relating to Vodafone India and Idea Cellular. Cash payments or cash receipts relating to these matters must have been made or received by VIL before any amount becomes due from or owed to the Group. Any future payments by the Group to VIL as a result of this agreement would only be made after satisfaction of this and other contractual conditions.

The Group’s potential exposure under this mechanism is capped at INR 64 billion (€719 million) following payments made under this mechanism from Vodafone to VIL, in the year ended 31 March 2021, totalling INR 19 billion (€235 million).

On 7 February 2023, VIL issued equity to the Government of India equivalent to INR 161 billion (€1.8 billion), representing the net present value of interest accrued on both deferred spectrum auction instalments and AGR dues pursuant to a relief package announced in September 2021 which is designed to improve the liquidity and financial health of the telecom sector. Wider reforms announced as part of the relief package include a four-year moratorium on spectrum and AGR payments and the option to convert payments due on spectrum and AGR payments to equity at the end of the moratorium period which VIL elected to accept in October 2021.

VIL remains in need of additional liquidity support from its lenders and intends to raise additional funding. There are significant uncertainties in relation to VIL’s ability to make payments in relation to any remaining liabilities covered by the mechanism and no further cash payments are considered probable from the Group as at 31 March 2023. The carrying value of the Group’s investment in VIL is €nil and the Group is recording no further share of losses in respect of VIL. The Group’s potential exposure to liabilities within VIL is capped by the mechanism described above; consequently, contingent liabilities arising from litigation in India concerning operations of Vodafone India are not reported.

Indus Towers

VIL’s ability to satisfy certain payment obligations under its Master Services Agreements with Indus Towers (the ‘MSAs’) is uncertain and depends on a number of factors including its ability to raise additional funding. Under the terms of the Indus and Bharti Infratel merger in November 2020, a security package was agreed for the benefit of the newly created merged entity, Indus Towers, which could be invoked in the event that VIL was unable to make MSA payments. The security package included the following elements:

-	A cash prepayment of INR 24 billion (€279 million) by VIL to Indus Towers in respect of its undisputed payment obligations, due under the MSAs after the merger closing. The prepayment was fully utilised during the year to 31 March 2022;
-	A primary pledge over 190.7 million shares owned by Vodafone Group in Indus Towers having a value of INR 47 billion (€544 million) as at 31 March 2021. These pledged shares were sold by the Group in the year ended 31 March 2022; the Group invested INR 33.7 billion (€393 million) of the proceeds by subscribing to newly issued VIL equity, which VIL immediately used to partially settle outstanding MSA obligations to Indus Towers resulting in an equivalent partial release of the primary pledge. On 14 February 2023, a similar transaction was undertaken with INR 4.4 billion (€49 million) remaining from the sale of the primary pledge shares, fully releasing the pledge.
-	A secondary pledge over shares owned by Vodafone Group in Indus Towers, ranking behind Vodafone’s existing lenders for the outstanding bank borrowings of €1.5 billion as at 31 March 2023 secured against Indian assets (‘the bank borrowings’), with a maximum liability cap of INR 42.5 billion (€476 million). In the event of non-payment of relevant MSA obligations by VIL, Indus Towers would have recourse to any secondary pledged shares, after repayment of the bank borrowings in full, up to the value of the liability cap.

Legal Proceedings

The Group is currently involved in a number of legal proceedings, including inquiries from, or discussions with, government authorities that are incidental to its operations.

29. Contingent liabilities and legal proceedings (continued)

Legal proceedings where the Group considers that the likelihood of material future outflows of cash or other resources is more than remote are disclosed below. Where the Group assesses that it is probable that the outcome of legal proceedings will result in a financial outflow, and a reliable estimate can be made of the amount of that obligation, a provision is recognised for these amounts.

In all cases, determining the probability of successfully defending a claim against the Group involves the application of judgement as the outcome is inherently uncertain. The determination of the value of any future outflows of cash or other resources, and the timing of such outflows, involves the use of estimates. The costs incurred in complex legal proceedings, regardless of outcome, can be significant.

The Group is not involved in any material proceedings in which any of the Group’s Directors, members of senior management or affiliates are either a party adverse to the Group or have a material interest adverse to the Group.

Indian tax cases

The Group has been challenging retrospective tax demands raised by the Indian tax authority under the Finance Act 2012 against Vodafone International Holdings BV (‘VIHBV’) relating to a transaction in 2007 whereby VIHBV acquired assets in India from Hutchison Telecommunications International Limited. Pursuant to a new scheme for resolving tax disputes introduced by legislation in August 2021, Vodafone and the Indian Government have reached a final agreement and the demands for outstanding tax (including interest and penalties) have been withdrawn in full.

Further background relating to this matter is provided in the Group’s Annual Report for the financial year ended 31 March 2022.

VISPL tax claims

Vodafone India Services Private Ltd (‘VISPL’) is involved in a number of tax cases. The total value of the claims is approximately €471 million plus interest, and penalties of up to 300% of the principal.

Of the individual tax claims, the most significant is in the amount of approximately €239 million (plus interest of €628 million), which VISPL has been assessed as owing in respect of (i) a transfer pricing margin charged for the international call centre of HTIL prior to the 2007 transaction with Vodafone for HTIL assets in India; (ii) the sale of the international call centre by VISPL to HTIL; and (iii) the acquisition of and/or the alleged transfer of options held by VISPL in Vodafone India. The first two of the three heads of tax are subject to an indemnity by HTIL. The larger part of the potential claim is not subject to an indemnity. A stay of the tax demand on a deposit of £20 million and a corporate guarantee by VIHBV for the balance of tax assessed are in place. On 8 October 2015, the Bombay High Court ruled in favour of Vodafone in relation to the options and the call centre sale. The Indian Tax Authority has appealed to the Supreme Court of India. The appeal hearing has been adjourned indefinitely.

While there is some uncertainty as to the outcome of the tax cases involving VISPL, the Group believes it has valid defences and does not consider it probable that a financial outflow will be required to settle these cases.

Netherlands tax case

Vodafone Europe BV (‘VEBV’) has received assessments totalling €267 million of tax and interest from the Dutch tax authorities, who are challenging the application of the arm’s length principle in relation to various intra-group financing transactions. VEBV has appealed against these assessments to the District Court of the Hague where a hearing was held in March 2023 and we are awaiting the decision which is currently expected in summer 2023. The Group has entered into a guarantee for the full value of the assessments issued.

The Group believes it has robust defences and does not consider it probable that there will be a financial outflow required to resolve the case.

29. Contingent liabilities and legal proceedings (continued)

Other cases in the Group

Germany: Kabel Deutschland takeover - class actions

The German courts have been determining the adequacy of the mandatory cash offer made to minority shareholders in Vodafone’s takeover of Kabel Deutschland in 2013. Hearings took place in May 2019 and a decision was delivered in November 2019 in Vodafone’s favour, rejecting all claims by minority shareholders. A number of shareholders appealed which was rejected by the court in December 2021. Several minority shareholders have filed a further appeal before the Federal Court of Justice. The appeal process is ongoing. While the outcome is uncertain, the Group believes it has valid defences and that the outcome of the appeal will be favourable to Vodafone.

Italy: Iliad v Vodafone Italy

In July 2019, Iliad filed a claim for €500 million against Vodafone Italy in the Civil Court of Milan. The claim alleges anti-competitive behaviour in relation to portability and certain advertising campaigns by Vodafone Italy. The main hearing on the merits of the claim took place on 8 June 2021. On 17 April 2023, the Civil Court issued a judgement in Vodafone Italy’s favour and rejected Iliad’s claim for damages in full. lliad has filed an appeal before the court of Appeal of Milan.

The Group is currently unable to estimate any possible loss in this claim in the event of an adverse judgement on appeal but while the outcome is uncertain, the Group believes it has valid defences and that it is probable that no present obligation exists.

Greece: Papistas Holdings SA, Mobile Trade Stores (formerly Papistas SA) and Athanasios and Loukia Papistas v Vodafone Greece

In October 2019, Mr. and Mrs. Papistas, and companies owned or controlled by them, filed several claims against Vodafone Greece with a total value of approximately €330 million for purported damage caused by the alleged abuse of dominance and wrongful termination of a franchise arrangement with a Papistas company. Lawsuits which the Papistas claimants had previously brought against Vodafone Group Plc and certain directors and officers of Vodafone were withdrawn. Vodafone Greece filed a counter claim and all claims were heard in February 2020. All of the Papistas claims were rejected by the Athens Court of First Instance because the stamp duty payments required to have the merits of the case considered had not been made. Vodafone Greece’s counter claim was also rejected. The Papistas claimants and Vodafone Greece have each filed appeals. The appeal hearings took place on 23 February and 11 May 2023 and we are waiting to receive the judgements.

The amount claimed in these lawsuits is substantial and, if the claimants are successful, the total potential liability could be material. However, we are continuing vigorously to defend the claims and based on the progress of the litigation so far the Group believes that it is highly unlikely that there will be an adverse ruling for the Group. On this basis, the Group does not expect the outcome of these claims to have a material financial impact.

UK: Phones 4U in Administration v Vodafone Limited and Vodafone Group Plc and Others

In December 2018, the administrators of former UK indirect seller, Phones 4U, sued the three main UK mobile network operators (‘MNOs’), including Vodafone, and their parent companies in the English High Court. The administrators allege collusion between the MNOs to pull their business from Phones 4U, thereby causing its collapse. Vodafone and the other defendants filed their defences in April 2019 and the Administrators filed their replies in October 2019. Disclosure has taken place and witness statements were filed in December 2021. The judge has also ordered that there should be a split trial between liability and damages. The first trial on liability took place from May to July 2022. We are waiting to receive the judgement.

Taking into account all available evidence, the Group assesses it to be more likely than not that a present obligation does not exist and that the allegations of collusion are completely without merit; the Group is vigorously defending the claim. The value of the claim is not pleaded but we understand it to be the total value of the business, allegedly equivalent to approximately £1 billion with the addition of alleged exemplary damages. Vodafone’s alleged share of the liability is also not pleaded. The Group is not able to estimate any possible loss in the event of an adverse judgment.